FRANKLIN VALUEMARK FUNDS
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX


EXHIBIT NO.             DESCRIPTION                             PAGE NO. IN
                                                                SEQUENTIAL
                                                                NUMBERING SYSTEM

EX-99.B1(i)             Agreement and Declaration of Trust         *
                        dated April 20, 1988

EX-99.B1(ii)            Certificate of Amendment to Agreement      *
                        and Declaration of Trust dated October
                        21, 1988

EX-99.B2(i)             By-Laws                                    *

EX-99.B2(ii)            Certificate of Amendment of By-Laws        *
                        dated May 16, 1995

EX-99.B5(i)             Management Agreement between Registrant    *
                        and Franklin Advisers, Inc. dated
                        January 24, 1989

EX-99.B5(ii)            Addendum to Investment Management          *
                        Agreement dated  March 14, 1989

EX-99.B5(iii)           Management Agreement between Registrant    *
                        on behalf of International Equity Fund
                        and Pacific Growth Fund and Franklin
                        Advisers, Inc. dated January 27, 1992

EX-99.B5(iv)            Subadvisory Agreement between Franklin     *
                        Advisers, Inc. and Templeton Investment
                        Counsel, Inc. dated January 1, 1993

EX-99.B5(v)             Management Agreement between Registrant    *
                        on behalf of Franklin Rising Dividends
                        Fund and Franklin Advisers, Inc. dated
                        January 27, 1992

EX-99.B5(vi)            Investment Management Agreement between    *
                        the Trust on behalf of the Templeton
                        Developing Markets Equity Fund and
                        Templeton Investment Management (Hong
                        Kong) Limited dated March 15, 1994

EX-99.B5(vii)           Investment Management Agreement between    *
                        the Trust on behalf of the Templeton
                        Global Growth Fund and Templeton,
                        Galbraith & Hansberger Ltd. dated March
                        15, 1994

EX-99.B5(viii)          Subadvisory Agreement between Franklin     *
                        Advisers, Inc. and Templeton
                        Quantitative Advisers, Inc., on behalf
                        of Equity Growth Fund dated August 1,
                        1994

EX-99.B5(ix)             Subadvisory Agreement between Franklin     *
                         Advisers, Inc. and Templeton
                         Quantitative Advisers, Inc. on behalf
                         of Global Income Fund dated August 1,
                         1994

EX-99.B5(x)             Investment Management Agreement between    *
                        Registrant, on behalf of Templeton
                        Global Asset Allocation Fund, and
                        Templeton Galbraith & Hansberger, Ltd.
                        dated April 19, 1995.

EX-99.B5(xi)            Management Agreement between               Attached
                        Registrant, on behalf of Small Cap Fund, and Franklin Advisers, Inc., dated
                        October 11, 1995

EX-99.B5(xii)           Investment Management Agreement between      Attached
                        Registrant, on behalf of Templeton Development
                        Markets Equity Fund, and Templeton Investment
                        Management (Singapore) Pte Ltd., dated as of
                        October 1, 1995

EX-99.B8(i)             Custodian Agreement between Registrant     *
                        and Bank of America NT & SA dated
                        September 17, 1991

EX-99.B 8(ii)           Foreign Exchange Netting Agreement         *
                        between Franklin Valuemark Funds, on
                        behalf of the International Equity Fund
                        and Morgan Guaranty Trust Company of
                        New York dated March 19, 1992

EX-99.B8(iii)           Foreign Exchange Netting Agreement         *
                        between Franklin Valuemark Funds, on
                        behalf of the Pacific Growth Fund and
                        Morgan Guaranty Trust Company of New
                        York dated March 19, 1992

EX-99.B8(iv)            Custody Agreement between the Trust on     *
                        behalf of the Templeton Developing
                        Markets Equity Fund and the Templeton
                        Global Growth Fund and The Chase
                        Manhattan Bank, N.A. dated March 15,
                        1994

EX-99.B8(v)             Amendment to Custodian Agreement           *
                        between Registrant and Bank of America
                        NT & SA dated April 12, 1995

EX-99.B8(vi)            Amendment to Global Custody Agreement      *
                        dated July 1, 1995

EX-99.B8(vii)           Form of Amendment to Custodian             Attached
                        Agreement between Registrant and Bank
                        of America NT & SA

EX-99.B10(i)            Opinion and consent of counsel dated       *
                        September 16, 1987

EX-99.B11(i)            Consent of Independent Auditors for the    Attached
                        Registrant dated October 18, 1995

EX-99.B11(ii)           Consent of Independent Auditors for the    Attached
                        Small Cap Fund dated October 18, 1995

EX-99.B13(i)            Letter of Understanding dated April 11,    *
                        1995.

EX-99.B13(ii)           Letter of Understanding dated September    Attached
                        12, 1995

EX-99.B17(i)            Power of Attorney dated July 18, 1995      *

EX-99.B17(ii)           Certificate of Secretary dated July 18,    *
                        1995

*Incorporated by Reference